EXHIBIT 10.03

                                                                   [Baton Rouge]

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               MORTGAGE, LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS,
                     FIXTURE FILING, SECURITY AGREEMENT AND
                               FINANCING STATEMENT

                          Dated as of November __, 1998

                         LOUISIANA CASINO CRUISES, INC.

                                   ("Grantor")

                                       to

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                   as Trustee

                                  ("Mortgagee")

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                           Prepared in the Offices of:

                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                         ATTENTION: Roger Meltzer, Esq.

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                                TABLE OF CONTENTS

PARAGRAPH                                                                  PAGE
---------                                                                  ----
Granting Clauses.............................................................3

Habendum.....................................................................8

Representations, Warranties, Covenants, Agreements and Conditions............8

1.       Payment of Secured Obligations......................................8

2.       Warranty of Title...................................................8

3.       Subordinate Mortgages and Liens.....................................8

4.       Representations and Warranties......................................9

5.       Covenants of Grantor as to Performance and Other Matters...........10

6.       Performance by Mortgagee...........................................14

7.       Conflicts with Security Agreement..................................14

8.       Insurance..........................................................14

9.       Payment of Taxes, etc..............................................17

10.      Escrow Fund........................................................18

11.      Space Leases, Rents and Cash Collateral............................19

12.      Maintenance of the Property; Alterations...........................21

13.      Damage to and Destruction of the Mortgaged Property................21

14.      Condemnation.......................................................22

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PARAGRAPH                                                                  PAGE
---------                                                                  ----
15.      Compliance with Agreements, Laws, etc..............................22

16.      Contest of Taxes, Assessments and Liens............................23

17.      Cure of Defaults by Mortgagee......................................24

18.      Indemnity..........................................................25

19.      Events of Default..................................................26

20.      Additional Remedies................................................27

21.      Authorization to Execute Deeds, Appointment of Keeper, etc.........28

22.      Proceeds of Foreclosure Sale.......................................29

23.      Purchase of the Property by Mortgagee..............................30

24.      Waiver of Right to Bring Counterclaim in Foreclosure Action........30

25.      Uniform Commercial Code............................................31

26.      Certificate as to No Default, etc.; Information....................32

27.      Terms Subject to Applicable Law; Severability......................32

28.      Modifications by Mortgagee.........................................33

29.      Change in Laws Regarding Taxation..................................33

30.      Documentary Stamps.................................................33

31.      Cumulative Remedies of Mortgagee; No Waiver........................34

32.      Filing of Shore Mortgage, etc......................................34

33.      Marshalling........................................................35

34.      Waiver of Notice...................................................35

35.      Recovery of Sums Required to Be Paid...............................35

                                      -ii-

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PARAGRAPH                                                                  PAGE
---------                                                                  ----
36.      Further Assurances.................................................35

37.      Notices............................................................36

38.      Liability..........................................................36

39.      Headings, etc......................................................36

40.      Successors and Assigns.............................................36

41.      Discharge of Lien..................................................36

42.      Survival of Assignment.............................................37

43.      Miscellaneous......................................................37

44.      Governing Law; Interpretation......................................37

45.      True Copy..........................................................38

46.      Expenses of Enforcement............................................38

47.      Waiver.............................................................38

48.      Construction Mortgage..............................................39

49.      The Mortgagee's Duties.............................................39

50.      Shore Mortgage Absolute............................................39

51.      Authentic Evidence.................................................40

52.      Confession of Judgment.............................................40

Schedule A - Leasehold Interest
Schedule B - Permitted Encumbrances

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     MORTGAGE, LEASEHOLD              *      UNITED STATES OF
MORTGAGE, ASSIGNMENT OF LEASES               AMERICA
AND RENTS, FIXTURE FILING,            *
SECURITY AGREEMENT AND
FINANCING STATEMENT                   *
                                             STATE OF NEW YORK
                    BY                *

     LOUISIANA CASINO CRUISES,        *           COUNTY OF NEW YORK
INC.
                    TO                *

     U.S. BANK TRUST NATIONAL         *
    ASSOCIATION,
                                      *
AS TRUSTEE
* * * * * * * * * * * * * * * * * * * *

         BE IT KNOWN, that as of this __th day of November, 1998, before me the undersigned Notary Public duly commissioned and qualified, personally came and appeared:

         LOUISIANA CASINO CRUISES, INC., a Louisiana corporation (Federal Taxpayer Identification No. 72-1196619), appearing through its undersigned officer duly authorized hereunto by virtue of a resolution of the Board of Directors thereof, a certified copy of which is attached hereto as Schedule C, which has a mailing address of 1717 River Road North, Baton Rouge, Louisiana 70802

("GRANTOR"), who declared that Grantor does by these presents declare and acknowledge an indebtedness unto:

         U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association (Federal Taxpayer Identification No. 41-0257700), as trustee for the Holders under an Indenture, dated as of November __, 1998 (such Indenture, as amended or otherwise modified from time to time, the "INDENTURE"), between Grantor and Trustee, appearing herein through its undersigned officer duly authorized hereunto, which has a mailing address of 180 East 5th Street, St. Paul, Minnesota 55101, Attention:
         Corporate Trust Administration.

("MORTGAGEE"), here present who accepts this Mortgage, Leasehold Mortgage, Assignment of Leases and Rents, Fixture Filing, Security Agreement and Financing Statement (this "SHORE MORTGAGE"; capitalized terms not otherwise defined

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in this Shore Mortgage shall have the meanings set forth for such terms in the
Indenture).

                              W I T N E S S E T H :

                  WHEREAS, Grantor is the owner of a leasehold interest (the "LEASEHOLD INTEREST") created under that certain Ground Lease Agreement, dated June 16, 1993, between Capitol Lake Properties, Inc., as landlord, and Grantor, as tenant, as amended by that certain Supplemental Agreement to Ground Lease, dated October 13, 1993, between Capitol Lake Properties, Inc. and Grantor and that certain Amendment to Ground Lease Agreement, dated September 30, 1993, between Capitol Lake Properties, Inc. and Grantor (as so amended, the "LEASE"), for certain premises located in East Baton Rouge Parish, Louisiana, and more particularly described on SCHEDULE A attached hereto (such leasehold and fee simple interest being hereinafter defined as the "REAL PROPERTY"); and

                  WHEREAS, Grantor has entered into the Indenture, pursuant to which Grantor has issued or will issue up to $50,000,000 of its Senior Secured Increasing Rate Notes due 2001 (the "NOTES"); and

                  WHEREAS, Grantor has entered into a Purchase Agreement, dated as of November __, 1998 (the "PURCHASE AGREEMENT") with the Initial Purchaser (as defined therein) pursuant to which the Purchasers have agreed to purchase the Notes specified in such Purchase Agreement; and

                  WHEREAS, the proceeds of the purchase of the Notes will be available to Grantor to enable Grantor to repay the existing $43.8 million of 11 1/2% First Mortgage Notes due December 1, 1998 and for working capital purposes, and therefore, Grantor will derive substantial direct benefit from the transactions contemplated herein, in the Indenture and the Security Documents (as defined in the Indenture; such documents being collectively hereinafter referred to as the "TRANSACTION DOCUMENTS") and the Purchase Agreement; and

                  WHEREAS, it is a condition precedent to the purchase of the Notes by the Initial Purchaser and the Purchase Agreement that Grantor shall have executed and delivered this Shore Mortgage.

                                GRANTING CLAUSES

                  NOW, THEREFORE, in consideration of ten dollars and other good and valuable consideration, the receipt of and

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                                      -3-

sufficiency of which are hereby acknowledged, and to secure (i) the payment when due of indebtedness evidenced by the Notes in the principal sum of FIFTY MILLION DOLLARS $50,000,000, payable to the order of the Holders, bearing interest as set forth in the Indenture and maturing on a date three years from the Issue Date, such date being the Maturity Date, as defined in the Indenture, and any notes exchanged for the Notes or issued in replacement of the Notes (in each case pursuant to the terms of the Indenture), including, without limitation, all accrued and unpaid interest thereon, and premiums and penalties, if any, thereon, including late payment charges and Additional Interest (as defined in Paragraph 17 hereof), (ii) the payment by Grantor if and when due of (a) the Purchase Price (as defined in Section 1010 of the Indenture), in an amount not to exceed such amount calculated in accordance with Section 1010 of the Indenture, (b) amounts due in connection with an Asset Sale Offer (as defined in Section 1017 of the Indenture) in an amount not to exceed such amount calculated in accordance with Section 1017 of the Indenture and (c) amounts due in connection with an Event of Loss Offer (as defined in Section 1018 of the Indenture) in an amount not to exceed such amount calculated in accordance with
Section 1018 of the Indenture, in each case together with interest thereon as set forth in the Indenture, and premiums and penalties, if any, thereon, including Additional Interest, (iii) all other sums that may or shall become due hereunder, in connection with the Notes or under the other Transaction Documents, including the costs and expenses of enforcing any provision of any of the foregoing documents or any extensions or modifications of the Notes or any substitutions therefor, (iv) the reimbursement to Mortgagee of all monies which may be advanced as herein provided and of any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred or paid on account of any litigation at law or in equity that may arise in respect of this Shore Mortgage or the obligations secured hereby or the lands and premises and other property herein mentioned or in obtaining possession of said lands and premises and other property after any sale that may be made as hereinafter provided, (v) the payment by Grantor to Mortgagee of all sums, if any, as may be duly expended or advanced by Mortgagee in the performance of any obligation of Grantor as provided hereunder, (vi) the payment of any and all other indebtedness that this Shore Mortgage by its terms secures and (vii) the performance and observance of the covenants, agreements and obligations of Grantor contained herein and in the other Transaction Documents (all obligations and sums included in the foregoing clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) being hereinafter collectively referred to as the "SECURED OBLIGATION"), and in order to charge with such

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                                      -4-

performance and with such payments said lands and premises and other property hereinafter described and the rents, revenues, issues, income and profits thereof, Grantor does hereby mortgage, affect, hypothecate, to inure to the use and benefit of Mortgagee (as trustee under the Indenture), and its successors and assigns, all right, title and interest of Grantor now owned or leased, or hereafter acquired, in, to or under, or derived from each and all of the following properties, estates, rights, titles and interests (collectively, the "MORTGAGED PROPERTY"):

                    (a) the Real Property and all tenements, hereditaments, appurtenances, estates and rights in and to any of the Real Property and all component parts of the Real Property;

                    (b) all buildings, improvements and other structures now or hereafter located on any of the Real Property (the "IMPROVEMENTS");

                    (c) all of Grantor's right, title and interest in and to all servitudes, easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, title, interests, privileges, liberties, prescriptions, advantages and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to any of the Real Property or the Improvements;

                    (d) all of Grantor's right, title and interest in and to any right to purchase, or to use and occupy, any land adjacent to any of the Real Property and any land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining any of the Real Property;

                    (e) all of Grantor's right, title and interest to all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever now or hereafter located upon any of the Real Property or the Improvements, and all component parts of any building or other construction located on any of the Real Property or appurtenances thereto, and used in connection with the operation and occupancy of any of the Real Property or the Improvements, and all building equipment, materials and supplies of any nature whatsoever now or hereafter located in or upon any of the Real Property or the Improvements, including, without limitation, ships, boats, barges and vessels together with all of the boilers, engines,

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                                      -5-

         machinery, masts, spars, sails, anchors, cables, chains, rigging, tackle, fittings and all other appurtenances thereunto appertaining or belonging, and all structural steel and other metals, lumber and lumber products, bricks, stones, building blocks, sand, cement, roofing materials, paint, doors, windows, hardware, wires, wiring and other building materials and any building equipment, materials and supplies obtained for use in connection with any of the Real Property or the Improvements and all additions, replacements, modifications and alterations of any of the foregoing, including, but without limiting the generality of the foregoing, all heating, lighting, incinerating and power equipment, engines, pipes, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, air cooling and air conditioning apparatus, elevators, ducts and compressors and all other equipment and fixtures (collectively, the "EQUIPMENT"). Grantor acknowledges that all Equipment is part and parcel of the real estate and appropriated to the use of the real estate and, whether or not affixed or annexed to the Improvements, shall for the purpose of this Shore Mortgage be deemed conclusively to be real estate and mortgaged hereby;

                    (f) all of Grantor's right, title and interest to all plans and specifications for the Real Property and the Improvements, all contracts with architects and engineers responsible for the design of the Improvements, the preparation or evaluation of any of such plans and specifications or the supervision of the construction of any of the Improvements, all contracts to which Grantor is now or hereafter a party providing for the construction of any of the Improvements, or the furnishing of labor or materials in connection therewith or the furnishing or installation of any Equipment or other personal property in connection therewith, all contracts to which Grantor is now or hereafter a party providing for the management of the construction of any of the Improvements, all rights of Grantor as a third party beneficiary under all contracts and subcontracts pertaining to the Real Property or the Improvements as to which Grantor is not a party, all payment and performance bonds relating to the Real Property or the Improvements and all other contracts and agreements related to the design, management, construction, equipping and development of the Real Property or the Improvements (collectively, the "CONSTRUCTION DOCUMENTS");

                    (g) all of Grantor's right, title and interest to all awards or payments, and any interest paid or payable with respect thereto, that may be made with respect to all or any portion of the Real Property, the Improvements or the Equipment, whether from the exercise of right of condemnation, eminent domain or similar proceedings (including any transfer made in lieu of the exercise of said right), or from any taking for public use, or for any other injury to or decrease in the value of all or any portion of the Real Property, the Improvements or the Equipment, or as a result of the exercise by any governmental authority of any right or option to purchase any of the Real Property, all of the foregoing to be held, applied and paid in accordance with the provisions of this Shore Mortgage (collectively, the "EMINENT DOMAIN AWARDS");

                    (h) all of Grantor's right, title and interest to all proceeds of, and any unearned premiums on, any insurance policies covering all or any portion of the Real Property, the Improvements or the Equipment or the Rents (as hereinafter defined), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to all or any portion of the Real Property, the Improvements or the Equipment and any interest actually paid with respect thereto, all of the foregoing to be held, applied and paid in accordance with the provisions of this Shore Mortgage (collectively, the "INSURANCE PROCEEDS");

                    (i) all of Grantor's right, title and interest as lessor or landlord to all leases and other agreements affecting the use or occupancy of any of the Real Property or the Improvements now in effect or hereafter entered into (including, without limitation, subleases (including subleases of the Lease, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Real Property or the Improvements), but excluding any licenses and permits to the extent not assignable under applicable law, including without limitation, liquor and gaming licenses, together with any modifications, extensions or renewals of the same (collectively, excluding the Lease, the "SPACE LEASES") and the rents, revenues, issues, income, products and profits of the Real Property and the Improvements, including, without limitation, any security deposits or other funds deposited with Grantor pursuant to the Space Leases (collectively, the "RENTS"), together with any guarantees of the Space Leases or Rents delivered to the Grantor from time to time, and any modifications, extensions and renewals of any such guarantees, together with the right, but not the obligation, to exercise options, to give consents and to collect, receive and receipt for the Rents and apply the Rents to the payment of the Secured Obligations and to demand, sue for and recover the Rents (when due and payable), subject to a license in favor of Grantor in respect thereof prior to the occurrence of an Event of Default (as defined in Paragraph 19 hereof); and

                    (j) any and all other, further or additional rights, title, estates and interests of Grantor in and to any of the Real Property or the Improvements or the Equipment, and all renewals, substitutions and replacements of and all additions and appurtenances to any of the Real Property or the Improvements or the Equipment or constructed, assembled or placed on any of the Real Property or the Improvements, and all conversions of the security constituted thereby that, immediately upon such acquisition, construction, assemblage, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien of this Shore Mortgage as fully and completely, and with the same effect, as though now owned by Grantor, Grantor expressly agreeing that if Grantor shall at any time acquire any other right, title, estate or interest in and to any of the Real Property, the Improvements or the Equipment, the lien of this Shore Mortgage shall automatically attach to and encumber such other right, title, estate or interest as a first lien thereon.

                  AND, as additional security, Grantor hereby grants to Mortgagee a continuing security interest in (a) the Equipment, (b) the Construction Documents, (c) the Insurance Proceeds, (d) the Eminent Domain Awards, (e) the Space Leases, (f) the Rents, (g) all proceeds of the foregoing and (h) all proceeds of any of the Real Property and the Improvements (collectively, the "SECURITY INTEREST PROPERTY") and this Shore Mortgage shall be effective as a security agreement pursuant to the Uniform Commercial Code as enacted and in effect in the state in which any of the Real Property is located (the "CODE").

                                    HABENDUM

                  TO HAVE AND TO HOLD the Mortgaged Property, the rights and privileges hereby conveyed or assigned, or intended


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                                      -8-

so to be, unto Mortgagee (as trustee under the Indenture), its successors and assigns, forever for the uses and purposes and subject to the terms and conditions herein set forth.

        REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS AND CONDITIONS

                  THIS SHORE MORTGAGE FURTHER WITNESSETH the following representations, warranties, covenants, agreements and conditions:

                  1. PAYMENT OF SECURED OBLIGATIONS. The Grantor will duly and punctually pay the principal (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and the Indenture.

                  2. WARRANTY OF TITLE. Grantor warrants that it has good and marketable title to all of the Real Property and the Improvements, subject only to the encumbrances set forth on Schedule B hereto ("PERMITTED ENCUMBRANCES"); Grantor has and will continue to have full power and lawful authority to encumber and convey the Mortgaged Property as provided herein. Grantor owns all other Mortgaged Property free and clear of all liens, charges and encumbrances of every kind and character, subject only to the Permitted Encumbrances and Permitted Liens (as defined in the Indenture). Grantor further covenants that it will preserve such title and will forever warrant and defend the title to the Mortgaged Property unto Mortgagee against all claims whatsoever, subject to Permitted Encumbrances and Permitted Liens (as defined in the Indenture) and will forever warrant and defend the validity, enforceability and priority of the lien of this Shore Mortgage against the claims of all persons and parties whomsoever.

                  3. SUBORDINATE MORTGAGES AND LIENS. This Shore Mortgage is and shall be maintained by Grantor as a valid first mortgage lien on and first security interest in the Mortgaged Property, subject only to the Permitted Encumbrances and Permitted Liens (as defined in the Indenture) and such other matters as may be expressly permitted under the Transaction Documents. Except as otherwise provided in the Transaction Documents, Grantor shall not, directly or indirectly, create or suffer, or permit to be created or suffered, against the Mortgaged Property or any part thereof, including, without limitation, the Equipment or the Rents, and Grantor will promptly discharge, any mortgage, lien (including the liens of mechanics and materialmen), pledge, title retention agreement, attachment, security interest, encumbrance or charge that may affect the Mortgaged Property, or any part thereof, or interest therein, EXCEPT (i) the Permitted Encumbrances and Permitted Liens (as defined in the Indenture) and (ii) matters being contested in good faith and by appropriate proceedings in the manner permitted by Paragraph 16 of this Shore Mortgage. If any mortgage or other lien not permitted hereunder is filed, Grantor will cause the same to be discharged promptly by payment or bonding or otherwise to the satisfaction of Mortgagee and will exhibit to Mortgagee evidence of payment, discharge, bonding or other disposition satisfactory to Mortgagee.

                  4. REPRESENTATIONS AND WARRANTIES. In order to induce (i) Initial Purchaser to purchase the Notes, and (ii) Mortgagee to accept this Shore Mortgage, Grantor represents and warrants to Mortgagee that:

                  (a) The representations and warranties contained in the Transaction Documents are true and correct as of the date hereof.

                  (b) This Shore Mortgage constitutes a valid mortgage and, upon proper recording hereof, will constitute a valid and perfected mortgage lien on, and security interest in, the Mortgaged Property (subject only to the Permitted Encumbrances and Permitted Liens (as defined in the Indenture)), and there are no defenses or offsets to Grantor's obligations pursuant to this Shore Mortgage or the other Transaction Documents, including, without limitation, Grantor's applicable obligations to pay and perform the Secured Obligations.

                  (c) Grantor's possession of the Mortgaged Property has been peaceable and undisturbed and, to the best of Grantor's knowledge, the title thereto has never been disputed or questioned, and Grantor does not know of any facts by reason of which any adverse claim to any part of the Mortgaged Property or to any undivided interest therein might be set up or made.

                  (d) There are no federal, state or local tax claims or liens assessed or filed against Grantor or the Mortgaged Property for taxes which are due and payable, unsatisfied of record or docketed in any court of the state in which the Real Property is located or in any other court located in the United States, and no petition in bankruptcy has ever been filed by Grantor, or, to the best of Grantor's knowledge, against Grantor, and Grantor has never made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

                  (e) The Mortgaged Property has not been damaged or destroyed by fire or other casualty, and no condemnation or eminent domain proceedings have been commenced and are pending with respect to the Mortgaged Property, and, to the best of Grantor's knowledge, no such condemnation or eminent domain proceedings are about to be commenced.

                  (f) The Lease is now a valid and subsisting lease and is in full force and effect in accordance with the terms thereof and has not been modified, and all of the rental, additional rental and other charges payable under the Lease prior to the execution hereof have been paid, and all of the material terms, conditions and agreements contained in the Lease have been performed by Grantor, and no material default exists under the Lease. This Shore Mortgage is lawfully executed and delivered in conformity with the Lease and is and will be kept a valid first priority lien on the interest of the Grantor therein.

                  5. COVENANTS OF GRANTOR AS TO PERFORMANCE AND OTHER MATTERS.
(a) Grantor shall perform, observe and comply in all material respects with all agreements, covenants and obligations imposed by the provisions of this Shore Mortgage and each other Transaction Document or imposed upon or assumed by Grantor by virtue of the provisions of any deed, conveyance, lease, agreement, statute or ordinance pursuant to which Grantor or any predecessor in title of the Mortgaged Property acquired the Mortgaged Property or any rights or privileges appurtenant thereto or for the benefit thereof.

                  (b) Except as otherwise expressly permitted under the Transaction Documents or as otherwise expressly permitted hereunder, Grantor, without the prior written consent of Mortgagee, shall not effect, and shall not permit, any sale, lease, transfer or other disposition of any of its assets, including, without limitation, any of the Mortgaged Property.

                  (c) Subject to Section 1004 of the Indenture, Grantor will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of Grantor.

                  (d) Grantor shall not, without Mortgagee's prior consent, which consent will not be unreasonably withheld, enter into any agreement with or conveyance to any other person or entity permitting the use of any excess development rights that might otherwise be used by Grantor in expanding, altering, reconstructing, replacing or otherwise improving the Improvements or making any other improvements on the Mortgaged Property, or otherwise permit or suffer any change of the zoning of the Mortgaged Property or the use that may be made thereof.

                  (e) Grantor shall indemnify Mortgagee and each Holder from and against any claims for brokerage fees or commissions payable to any broker or finder with whom Grantor has dealt (or Grantor is alleged to have dealt) in connection with this Shore Mortgage and shall pay all expenses incurred by Mortgagee or any Holder in connection with the defense of any action brought to collect any such brokerage fee or commission by any such person or entity.

                  (f)  Intentionally Omitted

                  (g) Without limiting the foregoing, with respect to the Lease, Grantor hereby covenants and agrees that:

                    (i) Grantor will promptly pay when due and payable the rentals, additional rentals and other charges mentioned in and payable under the Lease within the grace and cure periods provided in the Lease.

                   (ii) Grantor will promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by Grantor, as lessee under the Lease, within the grace and cure periods provided in the Lease, and will do all things reasonably necessary to preserve and to keep unimpaired its rights under the Lease. Grantor will enforce or cause to be enforced the obligations of the lessor under the Lease, to the end that Grantor may enjoy all of the material rights granted to it as lessee under the Lease.

                  (iii) Grantor will promptly notify Mortgagee of any material default by Grantor in the performance or observance of any of the terms, covenants or conditions on the part of Grantor to be performed or observed under the Lease.

                   (iv) Grantor will (1) promptly notify Mortgagee of the receipt by Grantor of any notice from the lessor under the Lease of a default by Grantor in the performance or observance of any of the terms, covenants or conditions on the part of Grantor to be performed or observed under the

         Lease, (2) promptly notify Mortgagee of the receipt by Grantor of any notice from the lessor under the Lease to Grantor of termination of the Lease pursuant to the provisions thereof and (3) promptly cause a copy of each such notice received by Grantor from the lessor under the Lease to be delivered to Mortgagee.

                    (v) Grantor will not, without the prior consent of Mortgagee
         (1) terminate, cancel, modify, supplement or surrender or suffer or permit any termination, modification or surrender of the Lease, (2) fail or refuse to take timely and appropriate action to renew the Lease pursuant to the applicable provisions thereof, (3) consent or refuse to consent to any action taken or to be taken by the lessor or anyone else under the Lease, the result of which would materially diminish or impair the security of this Shore Mortgage (as determined by Mortgagee), (4) further encumber the Leasehold Interest, notwithstanding any such right given to Grantor under the Lease, or (5) subordinate or consent to the subordination of the Lease to any mortgage on the lessor's interest in the premises demised by the Lease.

                   (vi) Supplementing the provisions of subparagraph (v) above, if the Lease is rejected or disaffirmed by the lessor thereunder (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor, such receiver, trustee, custodian or other party being collectively, the "acting lessor") pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law (any such law hereinafter collectively referred to as a "BANKRUPTCY LAW"), Grantor covenants that it will not elect to treat the Lease as terminated under 11 U.S.C. /section/ 365(h) or any similar or successor law or right, and hereby assigns to Mortgagee the sole and exclusive right to make or refrain from making any such election, and Grantor agrees that any such election, if made by Grantor, shall be void and of no force or effect.

                  (vii) If the lessor or acting lessor under the Lease rejects or disaffirms the Lease pursuant to any Bankruptcy Law and Mortgagee elects to have Grantor remain in possession under any legal right Grantor may have to occupy the premises leased pursuant to the Lease, then (1) Grantor shall remain in such possession and shall perform all acts necessary for Grantor to retain its right to remain in such possession for the unexpired term of the Lease (including all renewals thereof) whether such acts are required under the then existing terms and provisions of the Lease or otherwise, and (2) all of the terms and provisions of this Shore Mortgage and the lien created hereby shall remain in full force and effect and shall be extended automatically to such possession, occupancy and interest of Grantor.

                 (viii) Grantor will from time to time, after demand of Mortgagee, use reasonable efforts to obtain and deliver to Mortgagee a written statement from lessor under the Lease, duly acknowledged, and certifying to Mortgagee and the Holders (i) that the Lease is then in full force and effect and has not been modified (or, if modified, setting forth all modifications), (ii) the date to which the rent, additional rent and other charges thereunder have been paid, (iii) whether or not, to the best knowledge of lessor under the Lease, Grantor is in default under the Lease, and, if Grantor is in default, the specific nature of all such defaults and (iv) as to any other matters reasonably requested by Mortgagee and reasonably related to the Lease.

                   (ix) Prior to the recording in the public records of this Shore Mortgage, Grantor will record or cause to be recorded that certain Landlord's Consent to Lease Encumbrance, dated November __, 1998, between Capitol Lake Properties, Inc., as landlord, and Grantor, setting forth Mortgagee's name and address and that Mortgagee is the holder of this Shore Mortgage and establishing and preserving Mortgagee's rights and the obligations of the lessor under the Lease to Mortgagee as set forth therein.

                    (x) Grantor shall deliver to Mortgagee an original Non Disturbance and Attornment Agreement from the holder of any mortgage encumbering the real property affected by the Leasehold Interest, in a form previously agreed to by Mortgagee.

                  (h) Each provision of this Shore Mortgage is subject to, and shall be enforced in compliance with, the Gaming Laws (as defined in the Indenture).

                  6. PERFORMANCE BY MORTGAGEE. All sums duly paid by Mortgagee or any Holder in connection with the payment or performance of any act performed by Mortgagee in connection with the Mortgaged Property shall be paid by Grantor to Mortgagee in accordance with the Transaction Documents, as applicable, and, if such payment by Mortgagee or any Holder occurs after the applicable grace or cure period, then such payment shall be with interest, payable from and including the date of disbursement or advance, to and including the date of payment calculated at the Additional Interest Rate (as hereinafter defined), and the same shall be deemed to be secured by this Shore Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the attachment of the lien of this Shore Mortgage. For the purpose of so curing any such default, Mortgagee may after any applicable cure period (but shall be under no obligation to) do any act or execute any document necessary or desirable for such purpose in the name of Grantor, and Grantor irrevocably appoints Mortgagee as its true and lawful attorney-in-fact, which appointment is coupled with an interest and is unconditional and irrevocable, for such purposes.

                  7. CONFLICTS WITH SECURITY AGREEMENT. In the event of a conflict between the provisions of the Security Agreement (as defined in the Indenture) and the provisions of this Shore Mortgage, the Shore Mortgage shall govern in all matters relating to the validity and enforceability of the lien created hereby on the Real Property and the Improvements and (except as expressly set forth to the contrary herein or in the Security Agreement), the Security Agreement shall govern in all other respects.

                  8. INSURANCE. (a) Unless such types of insurance are no longer reasonably commercially available, Grantor shall maintain all insurance required by the Lease and in addition, with respect to the Real Property and the Improvements, as follows: (i) special causes of loss insurance (formerly known as all-risk insurance), flood and sprinkler leakage, if applicable, in an amount sufficient to prevent Grantor from being or becoming a co-insurer within the terms of the policy or policies providing such insurance, and in any event for not less than the full replacement value of the Improvements and the Equipment, as reasonably determined by Mortgagee; (ii) business interruption insurance for loss occasioned by the perils commonly insured in a special causes of loss policy for a period ending no earlier than the Maturity Date (as defined in the Indenture) and in an aggregate amount not less than the real estate taxes, additional interest and other assessments for the Real Property and the Improvements and all other continuing expenses of the Mortgaged Property, including, without limitation, all payments required to be made by Grantor under the Lease; (iii) commercial general liability insurance, including blanket contractual liability, completed operations and personal injury coverage, with a combined single limit for any one occurrence of at least FIVE MILLION DOLLARS ($5,000,000); (iv) worker's compensation and employer's liability insurance, subject to statutory limits or better, in respect of any work or other operations on, about or in connection with the Real Property and the Improvements; and (v) such other insurance with respect to the Real Property and the Improvements in such amounts as Mortgagee, from time to time, may reasonably request against such other insurable hazards which are commonly insured against in respect of property similar to the Real Property and the Improvements (and, with respect to clause (v) only, PROVIDED that such insurance is available at commercially reasonable rates).

                  (b) The insurance maintained by Grantor under clauses (i),
(ii) and, if appropriate, (v) of subparagraph (a) of this Paragraph shall bear a standard noncontributory first mortgagee endorsement in favor of Mortgagee. The insurance maintained by Grantor under clause (iii) and, if appropriate, (v) above shall name Mortgagee as an additional insured. All insurance maintained by Grantor shall provide that no cancellation, material change or reduction in the coverage or amounts thereof shall be effective until at least thirty (30) days or, in the case of non-payment of premiums, ten (10) days, after written notice to Mortgagee thereof.

                  (c) Grantor shall furnish Mortgagee with certificates evidencing all such policies, endorsements and renewals and evidence of payment of premiums therefor and, certified copies of all such policies, endorsements and renewals certified by the insurance carrier. In this regard, Grantor further covenants and agrees that, in any suit or action for damages arising from the alleged negligence of Grantor in which action Mortgagee or any Holder is included or made a defendant, Grantor agrees to assume all of the burden, cost and expense of the defense or settlement of such action or claim and will pay any judgment which may be obtained against Mortgagee or any Holder.

                  (d) Grantor shall not carry separate or additional insurance concurrent in form or contributing, in the event of loss, with that required hereunder unless endorsed in favor of Mortgagee as loss payee or additional insured, as applicable, and designating that such insurance shall contain endorsements providing coverage secondary to the insurance required to be carried hereunder. Nothing contained herein shall prohibit Grantor from holding or obtaining an owner's policy of title insurance covering the Real Property.

                  (e) Each policy of insurance required by this Shore Mortgage (hereinafter collectively referred to as the "POLICIES") shall be carried with a company which is licensed to do business in the state in which the Real Property is located and is rated A-minus-12 or higher by Best's Rating Guide, or an equivalent rating, with such other publication of a similar nature as shall be in current use, except that Grantor may obtain such insurance from Lloyds of London or from a protection and indemnity club which is comparable in financial strength to insurance companies rated A-minus-12. All policies of insurance placed with a mutual company shall be nonassessable. All policies of insurance at any time carried by Grantor on the Mortgaged Property (whether carried pursuant to the requirements of this Shore Mortgage or otherwise) shall name Mortgagee as joint payee for all payments made by such insurance company. Grantor shall pay the premiums for the Policies as the same become due and payable. Not later than thirty (30) days prior to the expiration date of each of the Policies, Grantor will deliver to Mortgagee a renewal policy or policies (or binder(s) evidencing-same) marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to Mortgagee.

                  (f) In the event of any insured loss, Grantor hereby authorizes and directs any insurance company concerned to make payment of such loss (only with respect to the insurance policies described in subparagraphs 8(a)(i), 8(a)(ii) (PROVIDED, HOWEVER, in the case of 8(a)(ii) only, any such payments shall be made to Mortgagee only after an Event of Default, as defined in Paragraph 19 hereof which has not been waived in writing by the Holders under the Indenture) and, as applicable, 8(a)(v)) directly and solely to Mortgagee to be applied as hereinafter provided. Grantor, acting in its reasonable judgment, shall make any necessary proof of loss and shall adjust and compromise all claims under all policies and shall cause the applicable insurance company to make payment thereof as herein provided; and Grantor shall sign all receipts, vouchers, releases and other instruments which may be reasonably necessary or desirable in aid of such payment. Any Insurance Proceeds paid to Mortgagee shall be held as trust funds, and Mortgagee shall dispose of such proceeds, as provided in Paragraph 13. In the event that any Insurance Proceeds are paid by check to Grantor or to Grantor and Mortgagee as joint payees, Grantor agrees that it shall endorse such check over to Mortgagee.

                  (g) In the event that Grantor fails to keep the Real Property and the Improvements insured in compliance with this Paragraph, Mortgagee may, but shall not be obligated to, obtain insurance and pay the premiums therefor, and Grantor shall, on demand, reimburse Mortgagee for all sums advanced and expenses incurred in connection therewith. Such sums and expenses, together with interest thereon at the Additional Interest Rate, shall be deemed part of the Secured Obligations and secured by the lien of this Shore Mortgage.

                  (h) Subject to the provisions of Paragraph 13 hereof, nothing contained in this Paragraph or elsewhere in this Shore Mortgage shall relieve Grantor of its duty to maintain, repair, replace or restore the Improvements or the Equipment or rebuild the Improvements, from time to time, in accordance with the applicable provisions of the Transaction Documents, and nothing in this Paragraph or elsewhere in this Shore Mortgage shall relieve Grantor of its duty to pay the Secured Obligations, which shall be absolute, regardless of the occurrence of damage to or destruction of or condemnation of all or any portion of the Mortgaged Property.

                  9. PAYMENT OF TAXES, ETC. Except as otherwise provided in Paragraph 16 hereof, Grantor shall pay, prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof, all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Real Property or the Improvements, of any kind or nature whatsoever, ordinary or extraordinary, now or hereafter levied, assessed or imposed upon or which constitute a lien upon or against the Real Property or the Improvements or any portion thereof (collectively, the "TAXES"). Grantor shall deliver to Mortgagee promptly after request therefor by Mortgagee, receipted bills or cancelled checks evidencing the payment of prior taxes to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. In the case of any assessment payable in installments, each installment thereof shall be paid prior to or on the date on which such installment becomes due and payable without imposition of any fine, penalty, interest or cost. Grantor shall not be entitled to any credit on the Notes or any other sums which may become payable under the terms thereof or hereof, or otherwise, by reason of the payment of Taxes.

                  10. ESCROW FUND. (a) Grantor shall, following an Event of Default which has not been waived in writing by the Holders in accordance with the Indenture, pay to Mortgagee on the first day of each calendar month one-twelfth of an amount (hereinafter referred to as the "ESCROW FUND") which would be sufficient to pay the Taxes, all insurance premiums and all of Grantor's monetary obligations under the Lease payable, or estimated by Mortgagee to be payable, during the ensuing twelve

(12) months, which shall be invested as provided in Section 10(b) hereof, with income earned thereon becoming a part of the Escrow Fund, PROVIDED that Mortgagee shall bear no liability for any loss occasioned by investment of the Escrow Fund as herein provided, by any delays in investing or reinvesting the Escrow Fund or by any failure to achieve the maximum possible yield from the Escrow Fund. Mortgagee will apply the Escrow Fund to the payment of Taxes and insurance premiums which are required to be paid by Grantor pursuant to the provisions of this Shore Mortgage. If the amount of the Escrow Fund shall exceed such amounts payable by Grantor pursuant to the provisions of this Shore Mortgage, Mortgagee shall at its election, (a) return any excess to Grantor, (b) credit such excess against future payments to be made to the Escrow Fund or (c) reimburse Mortgagee for any amount owed to it under this Shore Mortgage or under any of the Transaction Documents. If the Escrow Fund is not sufficient to pay such amounts as the same become payable, Grantor shall on demand pay to Mortgagee an amount which shall be sufficient to make up the deficiency. Any amounts in the Escrow Fund shall be kept separate and segregated from the general funds of Mortgagee. If this Shore Mortgage is sold or assigned by Mortgagee in whole, Mortgagee shall deduct any amount owing to it under this Shore Mortgage or any Transaction Document and transfer to the assignee the balance, if any, then held by Mortgagee under this Paragraph and, upon such assignment and transfer, Mortgagee shall have no further obligation to Grantor with respect to such amount. If at any time Grantor tenders to Mortgagee full payment of the entire Secured Obligations, including any applicable premium or penalty, and the lien of the Indenture or this Shore Mortgage shall have been discharged, Mortgagee shall refund to Grantor any balance remaining in the Escrow Fund.

                  (b) In the event that the Escrow Fund is created, Mortgagee shall create an account denominated "Louisiana Casino Cruises, Inc. -- Shore Mortgage Escrow Fund" (or some similar name) in which to hold all amounts in the Escrow Fund. All amounts from time to time in the Escrow Fund shall be invested in the First American Fund (or, if the First American Fund should become unavailable for any reason, a comparable cash management fund). Mortgagee is specifically authorized to implement its automated cash investment system to assure that funds in the Escrow Fund are invested and to charge its normal cash management fees, which may be deducted from income earned on investments.

                  11. SPACE LEASES, RENTS AND CASH COLLATERAL. (a) As additional and collateral security for payment of the Secured Obligations, and as cumulative of any and all rights and remedies herein provided, Grantor hereby bargains, sells, transfers, assigns and sets over to Mortgagee for the benefit of the Holders, any and all Space Leases and Rents and any and all cash collateral to be derived from the Mortgaged Property, or the use and occupation thereof, or under any contract or bond relating to the construction or reconstruction of the Mortgaged Property, including all Rents, royalties, revenues rights, deposits (including security deposits) and benefits accruing to Grantor under all Space Leases, and the right to receive the same and apply them against the Secured Obligations or against Grantor's other obligations hereunder or the Company's obligations under the Transaction Documents, together with all Space Leases, contracts, bonds, leases and other documents evidencing the same now or hereafter in effect and all right of Grantor thereunder. Nothing contained in the preceding sentence shall be construed to bind Mortgagee to the performance of any of the provisions of any such Space Lease, contract, bond, lease or other documents or otherwise impose any obligation upon Mortgagee, except that Mortgagee shall be accountable for any money actually received pursuant to such assignment to the extent of its disposition thereof in a manner inconsistent with this Shore Mortgage or the Transaction Documents. Grantor shall deliver to Mortgagee upon Mortgagee's request an executed counterpart of each such Space Lease, contract, bond or other documents. The assignment of said Space Leases, Rents, income profits, proceeds and cash collateral, and any of the aforesaid rights with respect thereto and to the contracts, bonds, leases and other documents evidencing the same, is intended to be and is an absolute present assignment from Grantor to Mortgagee and not merely the passing of a security interest.

                  (b) So long as there shall exist no Event of Default hereunder which has not been waived in writing by the Holders in accordance with the Indenture, Grantor shall have the right and license to exercise all rights, options and privileges extended to the lessor under the terms of the Space Leases, including, without limitation, the right to collect all Rents. Grantor agrees to hold the same in trust and to use the same, FIRST, in payment of the Secured Obligations, SECOND, the Taxes and insurance premiums payable hereunder and all other charges on or against the Mortgaged Property and, THIRD, to the expenses of Grantor's business in or on the Mortgaged Property.

                  (c) In the event of any such Event of Default which has not been so waived, the right and license set forth in subparagraph (c) of this Paragraph shall be automatically revoked, and, thereafter, Mortgagee shall have the right and authority to exercise any of the rights or remedies referred to or set forth herein. In addition, upon such an Event of Default, Grantor shall promptly pay to Mortgagee (i) all rent prepayments and security or other deposits paid to Grantor pursuant to any Space Leases and (ii) all charges for services or facilities or for escalations which were paid pursuant to any Space Leases to the extent allocable to any period from and after such Event of Default and any such sums received by Mortgagee shall be applied by Mortgagee in accordance with Section 506 of the Indenture.

                  (d) If Grantor is not required to surrender possession of the Mortgaged Property hereunder in the event of any such Event of Default which has not been so waived, Grantor will pay monthly in advance to Mortgagee, or to any receiver appointed to collect same, the income, profits or proceeds received by Grantor under any of the Space Leases.

                  (e) Grantor will upon Mortgagee's request execute, acknowledge and deliver to Mortgagee, in form approved by Mortgagee, one or more general or specific assignments of the lessor's interest under any Space Lease (which are consistent with the foregoing provisions). Grantor will, on demand, pay to Mortgagee, or reimburse Mortgagee for the payment of, any reasonable costs or expenses incurred in connection with the preparation or recording of any such assignment.

                  (f) Grantor will (i) perform or cause to be performed the lessor's material obligations under any Space Lease, (ii) enforce the performance by the lessee under its respective Space Lease of all of said lessee's material obligations thereunder and (iii) give Mortgagee prompt notice and a copy of any notice of default, event of default, termination or cancellation sent or received by Grantor.

                  (g) Except to the extent expressly permitted herein or under the other Transaction Documents, Grantor will not, without Mortgagee's consent,
(i) assign, mortgage, pledge or otherwise transfer, dispose of or encumber, whether by operation of law or otherwise, any Space Lease or the Rents or other income thereunder or therefrom, (ii) accept or permit the acceptance of a prepayment of any Rents for more than one month in advance of the due dates therefor, (iii) amend, modify or otherwise alter any Space Lease or (iv) cancel, terminate or accept a surrender of any Space Lease.

                  (h) Grantor will from time to time, promptly upon Mortgagee's request, prepare and deliver to Mortgagee such information concerning the Space Leases as Mortgagee shall request.

                  12. MAINTENANCE OF THE PROPERTY; ALTERATIONS. Notwithstanding
Section 1006 of the Indenture, Grantor will cause the Mortgaged Property to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary Equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Grantor may be necessary so that the business carried on in connection therewith may be conducted at all times, except, in every case, as and to the extent that Grantor may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of Grantor. Grantor further agrees to permit Mortgagee (and its agents, employees and contractors) to enter upon and inspect the Mortgaged Property at any time during normal business hours upon reasonable notice and, at Mortgagee's option, after the giving of a notice of default hereunder and the expiration of any applicable grace period, to make such repairs, replacements, renewals or additions, or to otherwise protect and maintain the same in good, safe, insurable condition, but nothing contained in this Paragraph shall be deemed to impose any duty upon Mortgagee or affect in any manner the obligations of Grantor hereunder or of the Company under the Transaction Documents.

                  13. DAMAGE TO AND DESTRUCTION OF THE MORTGAGED PROPERTY. (a) In the event that, at any time during the term of the Notes, the Real Property, the Improvements or the Equipment shall be damaged or destroyed, in whole or in part, by fire or other casualty covered by insurance, Grantor shall give prompt written notice thereof to Mortgagee. At such time as such damage, destruction or casualty shall occur, the Insurance Proceeds payable in connection therewith shall be payable to Mortgagee in accordance with Paragraph 8 hereof and shall be deposited in the Collateral Account (as defined in the Indenture) and shall be released, applied and/or distributed in accordance with Sections 1018 and 1204(a) of the Indenture.

                  (b) Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with Section 513 of the Indenture, Mortgagee shall have the right to apply such Insurance Proceeds in accordance with Section 506 of the Indenture.

                  14. CONDEMNATION. (a) In the event that the Mortgaged Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of the right of eminent domain, or by conveyance in lieu of condemnation, or as a result of the exercise by any governmental authority of any right or option to purchase (hereinafter collectively called "PROCEEDINGS"), Mortgagee shall have the right to participate in any such Proceedings at Grantor's expense, including reasonable attorneys' fees and disbursements, and any Eminent Domain Awards that may be made or any proceeds thereof shall be deposited with Mortgagee and held in trust by Mortgagee and distributed in the manner herein set forth. The parties agree to execute any and all further documents that may be required in order to facilitate collection of any Eminent Domain Award and the making of any such deposit.

                  (b) If, at any time during the term of the Notes, there occurs a Proceeding, any Eminent Domain Awards payable in connection therewith shall be deposited in the Collateral Account and shall be released, applied and/or distributed in accordance with Sections 1018 and 1204(a) of the Indenture.

                  (c) Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with Section 513 of the Indenture, Mortgagee shall have the right to apply such Eminent Domain Awards in accordance with Section 506 of the Indenture.

                  15. COMPLIANCE WITH AGREEMENTS, LAWS, ETC. Subject to Section 16, Grantor agrees to perform and comply in all material respects with all covenants, agreements and restrictions affecting the Mortgaged Property and with all laws, ordinances, acts, rules, regulations and orders of any legislative, executive, administrative or judicial body, commission or officer (whether federal, state or local) exercising any power of regulation or supervision over Grantor or any part of the Mortgaged Property, whether now or hereafter enacted and in force, whether the same be directed to the erection, repair, manner of use or structural alteration of the Improvements or otherwise. Grantor further agrees (i) to comply with the terms of all insurance policies covering or applicable to the Mortgaged Property, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of or standards recommended by the National and Regional Fire Protection Associations (or any other body exercising similar functions) applicable to or affecting the Mortgaged Property or any use or condition of the Mortgaged Property, and (ii) to procure, maintain and comply with all permits, licenses, approvals or other authorizations required for any use of the Mortgaged Property then being made, and for the proper erection, installation, operation and maintenance of the Improvements and the Equipment or any portion of any of the foregoing, subject to the right to contest the applicability or validity of any license, permit, approval or authorization in accordance with the provisions of Paragraph 16 hereof. With respect to the compliance obligations of Grantor in this Paragraph 15 other than Grantor's obligation to comply with all environmental or hazardous materials laws, ordinances, rules, regulations or orders, Grantor shall have no compliance obligation under this Paragraph 15 where failure to comply would not have a material adverse effect on (a) the use made by Grantor of, the value or condition of, or the business conducted on the Mortgaged Property or (b) the rights or interests of Mortgagee or any Holder.

                  16. CONTEST OF TAXES, ASSESSMENTS AND LIENS. Notwithstanding anything to the contrary contained in this Shore Mortgage, Grantor shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any Taxes or encumbrance referred to herein (other than this Shore Mortgage or any other document or instrument securing all or any portion of the Secured Obligations), or any of the laws, ordinances, acts, rules, regulations orders, licenses and authorizations referred to herein; PROVIDED that (a) Grantor gives Mortgagee timely notice of its intention to contest the same, (b) the commencement of such proceedings shall suspend the collection or enforcement of the matter under contest, or, if the commencement of such proceedings does not suspend such collection or enforcement, Grantor shall have made payment of any item sought to be collected with or without protest, (c) there shall be no impairment of the lien of this Shore Mortgage or undue interference with the normal conduct of Grantor's riverboat gaming operation at the Mortgaged Property, (d) neither the Mortgaged Property, nor any part thereof or interest therein, would be in any immediate danger of being sold, forfeited or lost, (e) neither Mortgagee nor any Holder would be potentially subjected to criminal, or in imminent danger of civil, liability for failure to comply therewith pending the outcome of such proceedings, (f) in the case of Taxes, assessments, charges or other impositions, Grantor shall have either (i) paid the amount in dispute prior to instituting such contest, in which event the notice requirement of subparagraph (a) of this Paragraph shall be satisfied by giving notice prior to initiating such contest rather than prior to making payment, or (ii) furnished such security, if any, as may be required by Mortgagee during the pendency of such proceedings, and (g) if such contest be finally resolved against Grantor, Grantor shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable requirement. Grantor shall indemnify and save Mortgagee and each Holder harmless from and against any liability, loss, damage, cost or expense of any kind that may be imposed upon Mortgagee or such Holder in connection with any such contest and any determination resulting therefrom.

                  17. CURE OF DEFAULTS BY MORTGAGEE. If Grantor shall default in the payment of any Taxes or other assessments, charges or impositions as herein required; shall fail or refuse to keep the Improvements and Equipment in good repair; shall fail or refuse to insure the Mortgaged Property as herein required; shall fail to pay and satisfy liens or encumbrances against the Mortgaged Property as herein required in respect of which security shall not have been given as herein permitted; shall fail to pay any other sum or make any other deposit elsewhere in this Shore Mortgage required to be paid or deposited; or shall otherwise fail to make any payment or perform any act required to be made or performed hereunder within any applicable grace or cure period, if any, then Mortgagee, without further demand upon Grantor, and without waiving or releasing any obligation or default, may (provided, that one or more Holders shall have deposited with Mortgagee sufficient funds in order to pay the same), but shall not be obligated to: pay such Taxes or other assessments, charges or impositions; redeem the Mortgaged Property from any tax sale or forfeiture; purchase any tax title obtained, or which shall be obtained thereon, without inquiring into the validity or invalidity of any such Taxes, tax deed, or assessments; make reasonable repairs to the Mortgaged Property; procure such insurance and pay such insurance premium charges; pay or settle any and all suits or claims for such liens; satisfy any such encumbrances or any other claims that may be made against the Mortgaged Property or any part thereof; pay any other sum or make any other deposit herein required to be paid or made by Grantor or perform any such act for the account and at the expense of Grantor, and enter upon the Mortgaged Property for any such purpose and take all such action thereon as Mortgagee or any of its duly appointed agents, may deem necessary or appropriate therefor; and all monies paid for any of the purposes authorized in this Paragraph or for similar purposes set forth elsewhere in this Shore Mortgage and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees and disbursements and any other monies disbursed or advanced by Mortgagee under any Transaction Document to protect the lien of this Shore Mortgage, shall be due and payable upon demand, with interest ("ADDITIONAL INTEREST"), from and including the date of disbursement or advance to and including the date of payment, at a per annum rate equal to the rate borne by the Notes (the "ADDITIONAL

INTEREST RATE"). Any sum payable pursuant to this Shore Mortgage as Additional Interest (A) shall be deemed a part of the Secured Obligations, (B) shall be a lien on the Mortgaged Property equal in priority to the original indebtedness secured by this Shore Mortgage, and (C) may be included in any decree foreclosing this Shore Mortgage to be paid out of the proceeds of the sale of the Mortgaged Property if not otherwise paid by Grantor. The maximum amount of all Secured Obligations secured by this Shore Mortgage is Seventy-Five Million Dollars ($75,000,000.00).

                  18. INDEMNITY. Grantor hereby agrees to indemnify, defend and hold Mortgagee (and its directors, officers, agents and employees) and each Holder harmless from and against any and all loss, liability, damage, claim, judgment or expense (including attorneys' fees and expenses, bond expenses, printing and automated document preparation and retention expenses and other ordinary litigation expenses) incurred by it (or such director, officer, agent or employee) in connection with the acceptance or administration of Mortgagee's duties under this Shore Mortgage, any action or proceeding to foreclose this Shore Mortgage or in or to which Mortgagee or any Holder may be made a party due to the existence of this Shore Mortgage or the other Transaction Documents or to which action or proceeding Mortgagee or any Holder may become a party for the purpose of protecting the lien of this Shore Mortgage. All sums paid by Mortgagee or any Holder to prosecute or defend the rights herein set forth shall be deemed a part of the Secured Obligations and shall be paid by Grantor to Mortgagee or such Holder within ten (10) days after written demand, and if not paid within that period, shall accrue interest from and including the date of disbursement or advance by Mortgagee or such Holder to and including the date of payment by Grantor at the Additional Interest Rate.

                  19. EVENTS OF DEFAULT. If any one or more of the following events (each an "EVENT OF DEFAULT") shall occur:

                  (a) if Grantor defaults in the payment of the principal of (or premium, if any, on) the Notes at its maturity;

                  (b) if Grantor defaults in the payment of any interest on any Note when it becomes due and payable, and such default continues for a period of ten (10) days;

                  (c) if Grantor fails for thirty (30) days after the giving to it by Mortgagee of written notice, or for such lesser time period as may be specified in this Shore

         Mortgage and with or without notice as may be specified, to comply with any covenant made by it in this Shore mortgage; or if such default is not capable of being cured in the sole and reasonable opinion of Mortgagee within thirty (30) days or such lesser time as may be specified in this Shore Mortgage, if Grantor shall fail to commence such cure within ten (10) days following receipt of notice from Mortgagee and thereafter, expeditiously, continuously and diligently commences to prosecute the same to completion;

                  (d) if a default other than as referred to in Paragraph 19(a) or (b) hereof shall occur under any of the Transaction Documents and shall continue beyond any applicable grace period, if any, respectively provided for therein; or

                  (e) if one or more judgments, orders or decrees are rendered against Grantor which requires the payment in money, either individually or in an aggregate amount, that is more than $1,000,000 and such judgment, order or decree shall not be discharged, waived or enforcement thereof stayed for a period of 60 consecutive days;

then, in any such event, Mortgagee may, in accordance with Article 5 of the Indenture and by written notice to Grantor, declare the entire unpaid balance of the Secured Obligations or any portion thereof to be forthwith due and payable, and thereupon such entire balance or portion thereof shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and Grantor will forthwith pay to Mortgagee the entire Secured Obligations or portion thereof, as applicable, and, to the extent permitted by law, the premiums and penalties, if any, provided in this Shore Mortgage and each other Transaction Document, as applicable, and such payment shall be applied in accordance with Section 506 of the Indenture.

                  20. ADDITIONAL REMEDIES. If any one or more Events of Default which has not been waived in writing by the Holders in accordance with the Indenture shall occur, then, and in any such event, Mortgagee shall have the following rights, in addition to the right of acceleration provided in this Shore Mortgage or otherwise provided in any Transaction Document, by law or in equity, all of which rights and remedies shall be, to the fullest extent permitted by law, cumulative:

                  (a) POSSESSION. Mortgagee and its agents may enter upon the Mortgaged Property, and exclude Grantor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto and all other Mortgaged Property, and Grantor agrees to surrender possession of the Mortgaged Property and of such books, records and accounts to Mortgagee or its agents on demand after the happening of any Event of Default; and having and holding the same, may use, operate, managel, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Grantor; and upon each such entry and from time to time thereafter may, at the expense of Grantor and the Mortgaged Property, without interference by Grantor and as Mortgagee may deem advisable, (i) insure or reinsure the Mortgaged Property, (ii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon and (iii) in every such case in connection with the foregoing, have the right to exercise all rights and powers of Grantor with respect to the Mortgaged Property, either in Grantor's name or otherwise;

                  (b) FORECLOSURE. Mortgagee may, at its option, foreclose this Shore Mortgage for any portion of the Secured Obligations which is then due and payable, whether by acceleration or otherwise;

                  (c) SUITS. Mortgagee may, either with or without first taking possession, proceed by suit or suits in equity or at law, or by any other appropriate remedy or proceeding, to protect and enforce its rights hereunder whether for the specific performance of any covenant or agreement contained herein or in any other Transaction Document or for an injunction against the violation of any of the terms hereof or thereof or in aid of the exercise of any right, power or remedy granted to Mortgagee herein or therein, or to enforce the payment of all or any part of the Secured Obligations, or to foreclose the lien and security interest of this Shore Mortgage against the Mortgaged Property or any part thereof, and to have all of the Mortgaged Property or any part thereof sold in one or more sales (as an entirety or in parcels) under the judgment or decree of a court of competent jurisdiction or otherwise. All rights of action under this Shore Mortgage may be enforced by Mortgagee without the possession of the Notes and without the production thereof at any trial or other proceeding relative thereto;

                  (d) RECEIVER. Mortgagee, in any action to foreclose the lien of this Shore Mortgage, to the extent permitted by law, shall be entitled as a matter of right, and without notice, to the appointment of a receiver of the Mortgaged Property or any part thereof, pending such proceedings, with such powers as the court, making such appointment, shall confer, and Grantor hereby consents to the appointment of such receiver and will not oppose any such appointment; or

                  (e) SECURITY INTEREST. In addition to the rights and remedies of Mortgagee hereinabove set forth and not in lieu thereof, upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies of a holder of a security interest under the Code with respect to the Security Interest Property (provided that Mortgagee shall give Grantor fifteen (15) days' notice of any public or private sale of all or any portion of the Security Interest Property) and under any other applicable law, and all rights provided or referred to herein and in each other Transaction Document, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative.

                  21. AUTHORIZATION TO EXECUTE DEEDS, APPOINTMENT OF KEEPER, ETC. (a) Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with the Indenture, Grantor irrevocably appoints Mortgagee as its true and lawful attorney-in-fact, which appointment is coupled with an interest and is unconditional and irrevocable, in Grantor's name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery of the Mortgaged Property or any part thereof or any interest therein for the enforcement of this Shore Mortgage as Mortgagee may reasonably consider necessary or appropriate, with full power of substitution, Grantor hereby ratifying and confirming all that such attorney shall lawfully do by virtue hereof. If so requested by Mortgagee or any other purchaser, Grantor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Mortgagee, or such other purchaser, all proper deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request. Mortgagee shall use reasonable efforts to deliver to Grantor, promptly after the execution or filing thereof, copies of any document executed by Mortgagee on behalf of Grantor pursuant to this Paragraph or Paragraph 28 hereof; PROVIDED that the failure of Mortgagee to so deliver any such document to Grantor shall not affect the validity or enforceability of such document.

                  (b) In the event the Mortgaged Property, or any part thereof, is seized as an incident to an action for the recognition or enforcement of this Shore Mortgage by executory process, ordinary process, sequestration, writ of fieri facias or otherwise, Grantor and Mortgagee agree that the court issuing any such order shall, if petitioned for by Mortgagee, direct the applicable sheriff to appoint as a keeper of the Mortgaged Property, the Mortgagee or any agent designated by Mortgagee or any person named by the Mortgagee at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136 through 5140.2, inclusive, as the same may be amended, and Mortgagee shall be entitled to all the rights and benefits afforded thereunder. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Mortgaged Property, an amount equal to $500 per day. The designation of keeper made herein shall not be deemed to require Mortgagee to provoke the appointment of such a keeper.

                  22. PROCEEDS OF FORECLOSURE SALE. In any foreclosure of this Shore Mortgage there shall be allowed and included in the decree of sale to be paid, in the following order, out of the proceeds of such sale:

                  First: All reasonable fees and costs owed to or incurred by Mortgagee and its agents and consultants hereunder or under the Transaction Documents;

                  Second: All court costs, allowances authorized or permitted by statute or a court, fees of receivers, attorneys' fees and disbursements, reasonable appraisers' fees, expenditures for documentary and expert evidence, stenographers' charges, publication costs and reasonable costs (which may be estimated as to items to be expended after the entry of the decree) of procuring all abstracts of title, title searches and examinations, title policies and similar data with respect to title which Mortgagee may deem reasonably necessary and any other expenses of the foreclosure proceeding. All such expenses shall become additional indebtedness secured hereby and immediately due and payable, with interest computed at the Additional Interest Rate, from and including the date of payment to and including the date of repayment to Mortgagee;

                  Third: Any lien prior to the lien and security interest of this Shore Mortgage which Mortgagee may consider necessary or desirable to discharge;

                  Fourth: All other items advanced or paid by Mortgagee pursuant to this Shore Mortgage from any other Transaction Document, with interest (to the extent permitted by law), from and including the date of any such advance to and including the date of payment computed at the Additional Interest Rate; and

                  Fifth:  In accordance with Section 506 of the Indenture.

                  23. PURCHASE OF THE PROPERTY BY MORTGAGEE. Mortgagee may for its own account be a purchaser of the Mortgaged Property or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or otherwise, and may apply the amount of the Secured Obligations outstanding toward the purchase price thereof.

                  24. WAIVER OF RIGHT TO BRING COUNTERCLAIM IN FORECLOSURE ACTION. In any action to foreclose the lien or liens of this Shore Mortgage, including a partial foreclosure, no defense, counterclaim or setoff shall be available to Grantor other than one which denies the existence or sufficiency of the facts upon which the action is grounded or which raises an issue concerning the priority of liens or the statute of limitations or other bar to an action based on the passage of time. If any defense, counterclaim or setoff, other than one permitted by the preceding sentence, is timely raised in such foreclosure action, such defense, counterclaim or setoff shall be dismissed; PROVIDED, HOWEVER, that, if such defense, counterclaim or setoff is based on a claim that could be tried in an action for money damages, such claim may be brought in a separate action which shall not thereafter be consolidated with such foreclosure action. Nothing contained herein, however, shall limit Grantor's right to bring a separate action, at law or in equity, to adjudicate the issues that are the basis for any purported defense, claim or setoff. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action.

                  25. UNIFORM COMMERCIAL CODE. This Shore Mortgage constitutes a security agreement under the Code and a fixture filing for the purposes of
Article 9 of the Code and a security interest shall attach to the Security Interest Property for the benefit of Mortgagee as additional security for the Secured Obligations. Pursuant to Section 32 hereof, Grantor is obligated to make certain filings and re-filings. Grantor also hereby authorizes Mortgagee to file financing and continuation statements with respect to the Security Interest Property without the signature of Grantor and, upon request, Grantor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to further evidence and secure Mortgagee's interest in the Security Interest Property. Mortgagee shall deliver to Grantor a copy of each such filing promptly after making the same. Upon the occurrence of any Event of Default, Mortgagee shall have all of the rights and remedies of a secured party under the Code, with respect to the Security Interest Property, or other applicable law, and all rights and remedies provided for herein and in each other Transaction Document, all of which rights and remedies are cumulative to those provided elsewhere in this Shore Mortgage or otherwise available to Mortgagee. Following the occurrence of any Event of Default, Mortgagee, pursuant to Section 9-501(4) of the Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Code shall not apply. The parties agree that, in the event Mortgagee elects to proceed with respect to the Equipment separately from the Real Property, Grantor will assemble the Equipment (other than those items of Equipment which are affixed to the Improvements and not removable without material damage to such items or the Improvements) and make the Equipment available to Mortgagee at a place or places reasonably convenient to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee, sent to Grantor at the address of Grantor specified for notices herein at least fifteen (15) days prior to such action, shall constitute reasonable notice to Grantor. All replacements, renewals and additions to the Equipment shall become and be immediately subject to the security interest herein of Mortgagee and be covered by this Shore Mortgage as part of the Mortgaged Property. Grantor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Equipment in reasonable detail. Grantor warrants and represents that all Equipment now is, and that all replacements thereof, substitutions therefor and additions thereto, will be, owned by Grantor free and clear of liens, encumbrances or security interests of others prior to or on a parity with the interest herein of Mortgagee other than security interests or leases given to providers of Equipment to finance the purchase of the same and Permitted Encumbrances and Permitted Liens (as defined in the Indenture). Neither the provisions of this Paragraph nor the filing of any separate security agreement or financing statement with respect to Mortgagee's security interest in the Security Interest Property shall be construed as in any way derogating or impairing the intention of Grantor and Mortgagee hereto that the Security Interest Property shall, at all times and for all purposes and in all proceedings, both legal and equitable, be regarded as a part of the Mortgaged Property.

                  26. CERTIFICATE AS TO NO DEFAULT, ETC.; INFORMATION. At any time, and from time to time, but in no event less than annually, Grantor will deliver to Mortgagee, within ten (10) days after receipt of a request or if no such request has been made by Mortgage within the previous 365 days, Grantor shall in any event deliver to Mortgagee, a written statement duly acknowledged by an authorized representative of Grantor stating (i) the outstanding amount of the Secured Obligations and the components thereof, (ii) whether, to the best knowledge of Grantor, any offsets or defenses exist against the Secured Obligations and (iii) that such officer has reviewed this Shore Mortgage and each other Transaction Document and that, to the best of Grantor's knowledge, there exists no default, condition or event which, with the giving of notice or lapse of time or both, would constitute a default in the performance or observance of any of the terms of this Shore Mortgage or any other Transaction Document or, if any such default exists, specifying the nature and period of existence thereof and what action Grantor is taking or proposes to take with respect thereto. Grantor will also furnish to Mortgagee any such information with respect to the Mortgaged Property as may, from time to time, be reasonably requested by Mortgagee.

                  27. TERMS SUBJECT TO APPLICABLE LAW; SEVERABILITY. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Shore Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Shore Mortgage shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the other terms hereof shall in no way be affected thereby.

                  28. MODIFICATIONS BY MORTGAGEE. Grantor agrees that, without affecting the liability of Grantor or any other person or entity (except any person or entity expressly released in writing) liable for payment of the Secured Obligations or for performance of any obligation contained herein or affecting the lien and security interest of this Shore Mortgage upon the Mortgaged Property or any part thereof, Mortgagee may, at any time and from time to time, without notice to or the consent of any person or entity, release any person or entity liable for payment of any debt or for performance of any obligation, extend the time or agree to alter the terms of payment of any such indebtedness or performance of any such obligation, modify or waive any obligation, subordinate, modify or otherwise deal with the lien and security interest hereof, accept additional security of any kind, consent to the making of any map or plat of the Mortgaged Property, the creating of any easements thereon on or any covenants restricting use or occupancy thereof, or exercise or refrain from exercising or waive any right Mortgagee may have.

                  29. CHANGE IN LAWS REGARDING TAXATION. In the event of the passage after the date of this Shore Mortgage of any Federal law or law of the state in which the Real Property is located deducting from the value of real property for the purposes of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Shore Mortgage or all or any part of the Secured Obligations, or upon Mortgagee or any Holder or any by reason of or as holder of any of the foregoing (excepting therefrom any income tax on interest payments made to Mortgagee or any Holder with respect to the Secured Obligations), Grantor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Mortgagee, whichever is less.

                  30. DOCUMENTARY STAMPS. If at any time the United States of America, any state thereof or any governmental subdivision of any such state shall require revenue or other stamps to be affixed to this Shore Mortgage, Grantor will pay for the same, with interest and penalties thereon, if any.

                  31. CUMULATIVE REMEDIES OF MORTGAGEE; NO WAIVER. No legal, equitable or contractual right, power or remedy of Mortgagee or any Holder hereunder or under any other Transaction Document shall be exclusive of any other but, rather, each right, power or remedy shall be separate, cumulative and concurrent and shall be in addition to every right, power or remedy now or hereafter existing at law or in equity. No delay in the exercise of, or omission to exercise, any right, power or remedy accruing on any default shall impair any such right, power or remedy or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such right, power or remedy may be exercised concurrently or independently, and when and as often as may be deemed expedient, by Mortgagee or any Holder, as applicable. Mortgagee may resort for the payment of the Secured Obligations to the Mortgaged Property and to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee or any Holder may take action to recover the Secured Obligations or any portion thereof or to enforce any covenant herein or in any other Transaction Document without prejudice to the right of Mortgagee thereafter to foreclose this Shore Mortgage. No act of Mortgagee or any Holder shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

                  32. FILING OF SHORE MORTGAGE, ETC. Grantor, forthwith upon the execution and delivery of this Shore Mortgage and thereafter, from time to time, as required, will cause this Shore Mortgage and any security instrument or Transaction Document creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance, and each supplement to any of the foregoing and each modification to any of the foregoing, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Grantor will pay all filing, registration or recording fees and all reasonable expenses incident to the preparation, execution and acknowledgment of this Shore Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Shore Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance and shall furnish to Mortgagee evidence satisfactory to it that all recordings and re-recordings, registrations and re-registrations, filings and re-filings have been effectively made. Grantor shall hold harmless and indemnify Mortgagee and each Holder and its successors and assigns against any liability incurred by reason of the imposition of any tax on the making and recording of this Shore Mortgage.

                  33. MARSHALLING. Grantor waives and releases any right to have the Mortgaged Property marshalled.

                  34. WAIVER OF NOTICE. Grantor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Shore Mortgage specifically and expressly provides for the giving of notices by Mortgagee to Grantor, and Grantor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Shore Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Grantor.

                  35. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right, from time to time, to take action to recover any sum or sums which constitute a part of the Secured Obligations as the same become due, without regard to whether or not the balance of the Secured Obligations shall be due and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

                  36. FURTHER ASSURANCES. Grantor covenants that it will, at Grantor's sole cost and expense and at the request of Mortgagee, (i) promptly correct any defect or error which may be discovered in the Transaction Documents, (ii) promptly do, execute, acknowledge and deliver, and record and re-record, file and re-file and register and re-register, any and all such acts and instruments as Mortgagee may require from time to time in order to carry out more effectively the purposes of this Mortgage and the other Transaction Documents and to effectuate, complete or perfect, or to continue and preserve, the liens and security interests created by this Mortgage and the other Transaction Documents as first and prior liens and security interests, subject only to the Permitted Encumbrances and Permitted Liens (as defined in the Indenture) and such other matters as may be expressly permitted under the Transaction Documents, upon all of the Mortgaged Property, whether now owned or hereafter acquired by Grantor, (iii) promptly furnish Mortgagee with evidence satisfactory to Mortgagee of every such recording, filing or registration and
(iv) promptly execute and deliver to Mortgagee such other documents and instruments and take such other actions as Mortgagee may from time to time require in order to evidence, preserve, protect and effectuate Mortgagee's rights hereunder.

                  37. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to Mortgagee at its address at 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Administration; if to Grantor at its address at 1717 River Road North, Baton Rouge, Louisiana 70802; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received (with respect to notices given by Grantor to Mortgagee) and when given (with respect to notices given by Mortgagee to Grantor).

                  38. LIABILITY. If Grantor consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several and solidary.

                  39. HEADINGS, ETC. The headings and captions of the paragraphs of this Shore Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  40. SUCCESSORS AND ASSIGNS. The provisions of this Shore Mortgage shall be binding upon Grantor, its successors and assigns, and all persons and entities claiming under or through Grantor or any such successor or assign, and, subject to the terms of the Transaction Documents, shall inure to the benefit of Mortgagee and each Holder and their respective successors and assigns.

                  41. DISCHARGE OF LIEN. Upon the observance and performance of each and every covenant and condition set forth herein and in the Transaction Documents and payment in full of the Secured Obligations, Mortgagee shall promptly deliver to Grantor a confirmatory certification evidencing the same and a satisfaction or other instruments, in recordable form, as may be reasonably necessary to evidence such discharge and to satisfy the same of record.

                  42. SURVIVAL OF ASSIGNMENT. Notwithstanding anything to the contrary contained in this Shore Mortgage, the assignment, pledge and mortgaging of the Space Leases, Construction Documents, Rents, Eminent Domain Awards and the Insurance Proceeds, and any cash collateral derived from the Mortgaged Property and the right to apply any of the foregoing in accordance with the terms of this Shore Mortgage, shall survive any foreclosure of the lien of this Shore Mortgage.

                  43. MISCELLANEOUS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Shore Mortgage shall be used interchangeably in singular or plural form and the word "Grantor" shall mean each Grantor and any subsequent owners of the Mortgaged Property or any part thereof or interest therein, the word "Mortgagee" shall mean Mortgagee or any successor thereto, and the word "Mortgagee" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity. References to "this paragraph" shall mean the paragraph commencing with an Arabic numeral in which the affected phrase or sentence is contained. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa. The terms "herein," "hereof" or "hereunder" or similar terms used in this Shore Mortgage refer to this entire Shore Mortgage and not to the particular provision in which the term is used. This Shore Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument. The terms of this Shore Mortgage supersede the terms of any and all prior instruments consolidated herein.

                  44. GOVERNING LAW; INTERPRETATION. This Shore Mortgage is to be construed in accordance with and governed by the internal laws of the state in which the Real Property is located, without regard to principles of conflicts of law. It is acknowledged and agreed that, in the preparation of this Shore Mortgage and each other Transaction Document, indistinguishable contributions were made by representatives of both Grantor and Mortgagee and that Grantor and Mortgagee each waives any and all rights, both in law or in equity, to have the provisions of this Shore Mortgage or any part thereof or the provisions of any other Transaction Document interpreted in favor of one over the other based on a claim that representatives of one or the other were the principal draftsmen of any such document.

                  45. TRUE COPY. Grantor acknowledges having received a true copy of this Shore Mortgage without charge.

                  46. EXPENSES OF ENFORCEMENT. All costs and expenses paid by Mortgagee in the performance and the enforcement of any right or remedy afforded Mortgagee pursuant to this Shore Mortgage or any other Transaction Document (including reasonable attorneys' fees, expenses and disbursements) shall be paid by Grantor upon demand by Mortgagee, shall bear interest, to the extent permitted by law, at the Additional Interest Rate from the date of demand until the date of payment and shall be deemed a part of the Secured Obligations and secured by this Shore Mortgage.

                  47. WAIVER. (a) Grantor hereby covenants and agrees that it will not at any time: (i) insist upon or plead, or in any manner whatever claim or take any advantage of, any stay, exemption or extension law or any so-called "moratorium law" now or at any time hereafter in force; or (ii) claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or to decree, judgment or order of any court of competent jurisdiction. Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Shore Mortgage, on its own behalf and on behalf of each and every person, it being the intent hereof that any and all such rights of redemption of the Grantor and of all other persons are and shall be deemed to be hereby waived to the full extent permitted by the law of the state in which the Real Property is located.

                  (b) Grantor waives in favor of Mortgagee any and all homestead exemptions and other exemptions of seizure or otherwise to which Grantor is or may be entitled under the constitution and statutes of the State of Louisiana insofar as the Mortgaged Property is concerned. The Grantor further waives: (i) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring same; (ii) the demand and three (3) days delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (iii) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (iv) the three days delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (v) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above.

                  48. CONSTRUCTION MORTGAGE. This Shore Mortgage secures in part an obligation incurred for the construction of Improvements on the Real Property and constitutes a "construction mortgage" within the meaning of Section 9-313 of the Code.

                  49. THE MORTGAGEE'S DUTIES. The rights, authority to approve, or to consent to, disapprove, withhold consent, exercise judgment or discretion and such other powers (collectively the "POWERS") conferred on Mortgagee hereunder are solely to protect its interest in the Mortgaged Property, and Mortgagee shall be under no obligation to exercise any such Powers. Except for accounting for moneys actually received by it hereunder, and the safe custody of any collateral in its possession (subject to the standards of care governing the Mortgagee hereunder), Mortgagee shall not have any duty as to any matters relating to any Mortgaged Property or as to ascertaining or taking action with respect to any Mortgaged

Property whether or not Mortgagee or any Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Mortgaged Property. Nothing herein shall affect any obligation of Mortgagee or any Holder to the Holders under the Indenture or under applicable law.

                  50. SHORE MORTGAGE ABSOLUTE. The obligations of Grantor under this Shore Mortgage are independent of the obligations of Grantor under the other Transaction Documents, and a separate action or actions may be brought and prosecuted against Grantor to enforce this Shore Mortgage, irrespective of whether any action is brought against Grantor under such other Transaction Documents. All rights of Mortgagee and the mortgage, assignment and security interest hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of any other Transaction Document or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Grantor under the other Transaction Documents or any other amendment or waiver of or any consent to any departure from the other Transaction Documents, including, without limitation, any increase in such obligations resulting from the extension of additional credit to Grantor or otherwise;

                  (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any other of the obligations of Grantor under the other Transaction Documents;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the obligations of Grantor under the other Transaction Documents, or any manner of sale or other disposition of any collateral for all or any of such obligations or any other assets of Grantor;

                  (e) any change, restructuring or termination of the corporate restructure or existence of Grantor; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor or a third party grantor of a security interest or mortgage.

                  51. AUTHENTIC EVIDENCE. Any and all declarations of facts made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process.

                  52. CONFESSION OF JUDGMENT. For purposes of foreclosure under Louisiana executory process procedures, Grantor hereby acknowledges and confesses judgment in favor of Mortgagee for the full amount of the Secured Obligations.

                  THUS DONE AND PASSED on the day and in the month and year hereinabove first written, in the presence of the undersigned witnesses who hereunto sign their names with Grantor and me, Notary, after due reading of the whole.

WITNESSES AS TO ALL SIGNATURES:         LOUISIANA CASINO CRUISES, INC.

                                        By:
                                            Name:  Dan S. Meadows
                                            Title: President

                      ___________________________________
                                  NOTARY PUBLIC

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